EXHIBIT 23.2
                                                                    ------------










                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-48109 of Signature Eyewear, Inc. on Form S-8 of our report, dated April 15, 2003, appearing in this Annual Report on Form 10-K of Signature Eyewear, Inc. and subsidiary for the year ended October 31, 2002.



/s/ Singer Lewak Greenbaum & Goldstein LLP
-----------------------------------------------
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 5, 2003